SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 8, 2004

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Illinois	1-15659	74-2928353
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

1000 Louisiana, Suite 5800

Houston, Texas 77002

(Address of principal executive offices including Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

As more fully discussed in Item 7.01 below, on Wednesday, December 8, 2004, Dynegy Inc. (“Dynegy”) will update its 2004 guidance estimates and provide detailed information on the company’s operations, earnings and cash flow guidance for 2005, as well as information relating to its longer-term business prospects, at an Analyst Day conference in New York City beginning at 8 a.m. ET/7 a.m. CT.

Item 7.01 Regulation FD Disclosure.

On Wednesday, December 8, 2004, Dynegy will update its 2004 guidance estimates and provide detailed information on the company’s operations, earnings and cash flow guidance for 2005, as well as information relating to its longer-term business prospects, at an Analyst Day conference in New York City beginning at 8 a.m. ET/7 a.m. CT. A live simulcast of the Analyst Day conference, together with the related presentation materials, will be available on the Internet in the “News and Financials” section of www.dynegy.com.

Copies of the slides to be presented at this conference by the following speakers (including the Appendix relating to those presentations) are being furnished as exhibits to this Current Report on Form 8-K pursuant to Regulation FD:

Bruce A. Williamson—Chairman, President and Chief Executive Officer

Nick J. Caruso—Executive Vice President and Chief Financial Officer

Alec G. Dreyer—Executive Vice President – Generation

Stephen A. Furbacher—Executive Vice President – Natural Gas Liquids

Peter J. Wilt—Vice President, Investor Relations

The presentation slides contain statements intended as “forward-looking statements” which are subject to the cautionary statement about forward-looking statements set forth in exhibit 99.1. Certain of these slides also contain non-GAAP financial information. The reconciliation of such non-GAAP financial information to GAAP financial measures, to the extent available without unreasonable effort, is included in the slides, particularly in the Appendix which is furnished herewith as exhibit 99.7.

In accordance with SEC Release No. 33-8176, the information contained in the presentation slides shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired: Not applicable

(b) Pro Forma Financial Information: Not applicable.

(c) Exhibits:

Exhibit No.	Document

99.1	Dynegy Inc. slide presentation entitled “Introduction.”

99.2	Dynegy Inc. slide presentation entitled “Strategic Overview.”

99.3	Dynegy Inc. slide presentation entitled “Midstream – Upside Today and Core Value Tomorrow.”

99.4	Dynegy Inc. slide presentation entitled “Generation – Value Today and Upside Tomorrow.”

99.5	Dynegy Inc. slide presentation entitled “Financial Update.”

99.6	Dynegy Inc. slide presentation entitled “The Dynegy Value Proposition.”

99.7	Dynegy Inc. slide presentation entitled “Appendix.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: December 8, 2004	By:	/S/ CAROLYN M. CAMPBELL
	Name:	Carolyn M. Campbell
	Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Document

99.1	Dynegy Inc. slide presentation entitled “Introduction.”

99.2	Dynegy Inc. slide presentation entitled “Strategic Overview.”

99.3	Dynegy Inc. slide presentation entitled “Midstream – Upside Today and Core Value Tomorrow.”

99.4	Dynegy Inc. slide presentation entitled “Generation – Value Today and Upside Tomorrow.”

99.5	Dynegy Inc. slide presentation entitled “Financial Update.”

99.6	Dynegy Inc. slide presentation entitled “The Dynegy Value Proposition.”

99.7	Dynegy Inc. slide presentation entitled “Appendix.”